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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-22043
Invesco Van Kampen Dynamic Credit Opportunities Fund
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 5/31/12

Item 1. Schedule of Investments.

Invesco Van Kampen Dynamic Credit
Opportunities Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2012

invesco.com/us	VK-CE-DCO-QTR-1 05/12	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2012
(Unaudited)

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)*	Value

Variable Rate Senior Loan Interests–101.86%(a)(b)

Aerospace & Defense–2.46%

ARINC Inc., Second Lien Term Loan	6.24%	10/25/15		$2,268	$2,232,428

AVIO S.p.A. (Italy),
Extended Term Loan B2	3.12%	06/14/17		892	877,923

Extended Term Loan C2	3.99%	12/14/17		988	968,124

DAE Aviation Holdings, Inc.,
Tranche B-1 Term Loan	5.47%	07/31/14		1,044	1,031,084

Tranche B-2 Term Loan	5.47%	07/31/14		995	982,986

DynCorp International LLC, Term Loan B	6.25%	07/07/16		3,025	3,021,694

IAP Worldwide Services, Inc., PIK First Lien Term Loan (c)	9.25%	12/28/12		5,511	4,894,480

PRV Aerospace LLC, Term Loan B	6.50%	05/10/18		2,259	2,259,138

Sequa Corp., Term Loan	6.25%	12/03/14		3,353	3,359,638

SI Organization, Inc., Term Loan B	4.50%	11/22/16		751	737,396

SRA International, Inc., Term Loan B	6.50%	07/20/18		783	766,670

Wyle Services Corp., Term Loan B	5.00%	03/27/17		1,312	1,302,048

					22,433,609

Air Transport–0.55%

Delta Air Lines, Inc.,
Revolver Loan (d)	0.00%	03/28/13		2,000	1,966,260

Term Loan B	4.25%	03/07/16		3,122	3,028,292

					4,994,552

Automotive–3.53%

August LuxUK Holding Co., Term Loan	6.25%	04/27/18		744	747,362

August U.S. Holding Co., Inc., Term Loan B	6.25%	04/27/18		572	574,905

Federal-Mogul Corp.,
Term Loan B	2.18%	12/29/14		816	770,572

Term Loan C	2.18%	12/28/15		1,083	1,022,716

General Motors Holdings, Revolver Loan (d)	0.00%	10/27/15		6,452	5,806,590

Hertz Corp., LOC	3.75%	03/09/18		849	818,884

KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17		4,968	4,969,881

Key Safety Systems, Inc., First Lien Term Loan	2.60%	03/08/14		3,112	2,991,301

Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17		756	755,815

Schaeffler AG (Germany),
Term Loan C2	6.00%	01/27/17		1,026	1,025,019

Term Loan C2	6.50%	01/27/17	EUR	4,350	5,385,404

TI Group Automotive Systems, LLC, Term Loan	6.75%	03/14/18		5,361	5,329,480

Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.74%	07/31/14		249	241,835

Revolver Loan (e)	—	07/31/13		651	649,603

Term Loan	2.74%	07/31/14		1,740	1,057,890

					32,147,257

Beverage and Tobacco–0.25%

DS Waters Enterprises, L.P., First Lien Term Loan	10.50%	08/29/17		2,231	2,244,930

Building & Development–3.88%

Axia Acquisition Corp.,
PIK Second Lien Term Loan A (c)	11.00%	03/11/16		187	138,037

Revolver Loan (d)	0.00%	03/11/16		348	278,581

Second Lien Term Loan B	5.00%	03/12/16		324	239,668

Building Materials Holding Corp., PIK Second Lien Term Loan (c)	8.00%	01/05/15		924	806,355

Capital Automotive L.P., Term Loan B	5.25%	03/10/17		8,053	7,937,100

Champion OPCO, LLC, PIK Term Loan (c)	10.50%	12/31/13		791	631,072

See accompanying notes which are an integral part of this schedule.
                    Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)*	Value

Building & Development–(continued)

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15		$582	$578,302

El Ad IDB Las Vegas, LLC, Tranche A2 Term Loan (Acquired 08/30/07; Cost $2,000,000)	4.24%	08/09/12		2,000	400,000

HD Supply, Inc., Sr. Debt B	7.25%	10/12/17		5,037	5,082,619

Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 04/30/12; Cost $64,152) (c)(d)	0.00%	02/28/17		64	69,353

PIK Exit Revolver Loan (Acquired 07/15/10-04/30/12; Cost $571,473) (c)	12.11%	02/28/17		572	518,600

Term Loan (Acquired 04/30/12; Cost $38,339) (d)	0.00%	07/15/12		38	38,314

Term Loan (Acquired 12/05/11-04/30/12; Cost $85,752)	10.49%	07/15/12		89	89,328

Nortek, Inc., Term Loan	5.25%	04/26/17		943	940,873

Realogy Corp.,
Extended Term Loan	4.49%	10/10/16		11,535	10,571,398

LOC	3.24%	10/10/13		823	779,398

Revolver Loan (d)	0.00%	04/10/16		3,544	3,018,439

Revolver Loan	1.88%	04/10/16		3,043	2,591,111

Rhodes Homes, PIK Term Loan (Acquired 07/09/07-09/30/11, Cost $1,500,690) (c)	2.47%	03/31/16		388	329,914

WCI Communities, Inc., PIK Term Loan	11.00%	09/02/16		322	311,303

					35,349,765

Business Equipment & Services–7.36%

Affinion Group, Inc., Term Loan B	5.00%	10/10/16		2,071	1,925,041

Asurion LLC,
First Lien Term Loan	5.50%	05/24/18		5,927	5,850,605

Second Lien Term Loan	9.00%	05/24/19		4,665	4,706,881

Bright Horizons Family Solutions, Inc.,
Revolver Loan (d)	0.00%	05/28/14		3,000	2,972,610

Term Loan B	4.24%	05/28/15		1,625	1,613,962

Brock Holdings III, Inc., Term Loan B	6.01%	03/16/17		2,387	2,386,736

Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18		3,904	3,889,451

First Data Corp.,
Delayed Draw Term Loan	2.99%	09/24/14		2,115	1,998,912

Extended Term Loan B	5.24%	03/23/17		1,562	1,154,549

Extended Term Loan B	4.24%	03/26/18		22,394	20,326,087

Term Loan B3	2.99%	09/24/14		249	236,040

Hillman Group, Inc., Term Loan B	5.00%	05/27/16		105	104,403

iPayment, Inc., Term Loan B	5.75%	05/08/17		1,635	1,637,775

Kronos, Inc.,
Second Lien Tranche B1	10.58%	06/11/18		4,155	4,215,133

Tranche C Term Loan	6.25%	12/28/17		1,647	1,649,825

Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19		6,018	6,145,967

Mitchell International, Inc., Second Lien Term Loan	5.75%	03/30/15		3,654	3,598,727

SMG Holdings, Inc., Term Loan B	3.35%	07/27/14		2,147	2,125,463

SSI Investments II Ltd., Term Loan C	6.50%	05/26/17		212	213,424

Sungard Data Systems, Inc., Term Loan C	3.99%	02/28/17		295	292,359

					67,043,950

Cable & Satellite Television–5.33%

Atlantic Broadband Finance, LLC,
First Lien Term Loan	5.25%	04/04/19		1,657	1,655,125

Second Lien Term Loan	9.75%	10/04/19		4,902	4,910,378

Cequel Communications, LLC, Term Loan B	4.00%	02/14/19		2,439	2,383,756

Charter Communications Operating, LLC, Extended Term Loan	3.72%	09/06/16		2	2,149

Completel Europe N.V. (Netherlands), PIK Term Loan B (Acquired 12/07/10-09/30/11; Cost $12,583,850) (c)	3.89%	08/28/15	EUR	10,018	11,891,375

Mediacom Illinois, LLC, Term Loan E	4.50%	10/23/17		484	482,414

Mediacom Iowa, LLC, Term Loan F	4.50%	10/23/17		882	879,109

Omega I S.à r.l. (Germany), Term Loan B	4.90%	03/31/17	EUR	12,526	12,506,665

See accompanying notes which are an integral part of this schedule.
                    Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)*	Value

Cable & Satellite Television–(continued)

Yankee Cable Acquisition, LLC, Term Loan B1	6.50%	08/26/16		$5,433	$5,419,470

YPSO Holding SA (France),
PIK Extended Acquisition Term Loan C (c)	4.64%	12/29/17	EUR	255	263,739

PIK Extended Term Loan C (c)	4.64%	12/29/17	EUR	4,671	4,826,201

PIK Facility Acquisition Term Loan C (c)	4.64%	12/31/15	EUR	1,929	2,041,574

PIK Facility Recap Term Loan C (c)	4.64%	12/31/15	EUR	1,180	1,248,790

					48,510,745

Chemicals & Plastics–4.36%

Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18		5,033	4,917,919

Aster Zweite Beteiligungs GmbH (Germany),
Extended Term Loan B5	5.72%	12/31/14		3,936	3,556,973

Extended Term Loan C5	5.72%	12/31/14		937	846,368

Emerald Performance Materials, LLC, Term Loan B	7.75%	05/15/18		1,638	1,630,132

Houghton International, Inc., Term Loan B	6.75%	01/29/16		2,930	2,946,913

Ineos Finance PLC, Term Loan	6.75%	05/04/18	EUR	1,877	2,274,325

Ineos Holdings Ltd., Term Loan	6.50%	05/04/18		10,512	10,335,771

Hexion Specialty Chemicals, Inc.,
Extended Term Loan C4	4.25%	05/05/15		1,372	1,309,996

Extended Term Loan C5	4.25%	05/05/15		4,777	4,549,993

OM Group, Inc., Term Loan B	5.75%	08/02/17		1,206	1,204,692

OMNOVA Solutions, Inc., Term Loan B	5.75%	05/31/17		248	248,316

Phillips Plastics Corp., Term Loan	6.50%	02/12/17		719	715,897

PolyOne Corp., Term Loan	5.00%	12/20/17		1,141	1,143,215

Potters Holdings II, L.P., First Lien Term Loan	6.00%	05/05/17		466	464,147

PQ Corp., Term Loan B	3.99%	07/30/14		2,131	2,052,727

Taminco Global Chemical Corp.,
Term Loan B1	4.25%	02/15/19	EUR	320	398,417

Term Loan B1	5.25%	02/15/19		1,074	1,073,588

					39,669,389

Clothing & Textiles–0.59%

Levi Strauss & Co., Term Loan	2.49%	03/27/14		5,492	5,389,102

Conglomerates–0.49%

Goodman Global Holdings, Inc.,
First Lien Term Loan	5.75%	10/28/16		4,220	4,220,956

Second Lien Term Loan	9.00%	10/30/17		213	216,273

					4,437,229

Containers & Glass Products–3.85%

Anchor Glass Container Corp.,
First Lien Term Loan	6.00%	03/02/16		2,398	2,403,977

Second Lien Term Loan	10.00%	09/02/16		1,350	1,349,190

Berlin Packaging, LLC,
Second Lien Term Loan	8.75%	08/17/15		3,000	2,887,500

Term Loan	3.24%	08/17/14		7,564	7,374,847

Exopack, LLC, Term Loan	6.50%	05/31/17		3,410	3,386,973

Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18		1,878	1,870,647

Ranpak Corp., Term Loan	4.75%	04/20/17		408	406,707

Reynolds Group Holdings Inc., Term Loan C	6.50%	08/09/18		12,570	12,652,886

TricorBraun, Inc., Term Loan B	5.50%	05/03/18		2,718	2,720,908

					35,053,635

See accompanying notes which are an integral part of this schedule.
                    Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)*	Value

Cosmetics & Toiletries–2.15%

Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	$7,884	$7,770,869

Huish Detergents, Inc.,
Incremental Term Loan B	2.24%	04/25/14	1,904	1,818,466

Second Lien Term Loan	4.49%	10/26/14	1,250	1,138,281

KIK Custom Products, Inc.,
Canadian Term Loan	2.49%	06/02/14	194	177,736

First Lien Term Loan	2.49%	06/02/14	1,133	1,036,793

Second Lien Term Loan	5.24%	11/28/14	7,000	4,687,095

Marietta Intermediate Holding Corp., PIK Term Loan B (c)	7.00%	02/19/15	1,194	1,086,178

Prestige Brands, Inc., Term Loan	5.26%	01/31/19	541	543,223

Revlon Consumer Products Corp., Term Loan B	4.75%	11/19/17	1,293	1,288,822

				19,547,463

Drugs–1.43%

Catalent Pharma Solutions, Incremental Term Loan	5.25%	09/15/17	2,855	2,833,163

Grifols Inc., Term Loan B	4.50%	06/01/17	4,457	4,411,062

Harlan Sprague Dawley, Inc., Term Loan B	3.85%	07/11/14	3,070	2,947,551

Medpace, Inc., Term Loan	6.50%	06/16/17	1,900	1,833,971

Quintiles Transnational Corp., Term Loan	7.50%	02/24/17	1,008	1,010,402

				13,036,149

Ecological Services & Equipment–1.29%

Safety Kleen (SK Holdings), Term Loan B	5.00%	02/17/17	304	303,124

ServiceMaster Co.,
Delayed Draw Term Loan	2.74%	07/24/14	1,261	1,232,495

LOC	0.33%	07/24/14	2,802	2,675,853

Term Loan	2.79%	07/24/14	1,708	1,669,183

Synagro Technologies, Inc., Second Lien Term Loan	4.99%	10/02/14	6,850	5,114,655

WCA Waste Systems, Inc., Term Loan B	5.50%	03/23/18	781	780,330

				11,775,640

Electronics & Electrical–4.24%

Blackboard, Inc.,
First Lien Term Loan	7.50%	10/04/18	3,976	3,809,239

Incremental Term Loan	7.50%	10/04/18	662	622,313

Second Lien Term Loan	11.50%	04/04/19	2,907	2,693,006

DEI Sales, Inc., Term Loan B	7.01%	07/13/17	1,307	1,287,009

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	3,296	3,280,888

Eastman Kodak Co., DIP Term Loan B	8.50%	07/20/13	1,043	1,046,163

Freescale Semiconductor, Inc.,
Extended Term Loan B	4.49%	12/01/16	5,500	5,176,875

Incremental Term Loan	6.00%	02/27/19	1,534	1,498,551

Go Daddy Operating Company, LLC, Term Loan	5.50%	12/17/18	775	763,866

Lawson Software Inc., Term Loan B	6.25%	04/05/18	2,418	2,420,976

Mirion Technologies, Inc., First Lien Term Loan	6.25%	03/30/18	2,354	2,348,332

Open Solutions, Inc., Term Loan B	2.60%	01/23/14	5,670	5,380,389

ProQuest LLC, Term Loan B	6.00%	04/13/18	2,447	2,428,245

Sophia, L.P., Term Loan B	6.25%	07/19/18	4,002	4,023,255

Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	1,834	1,838,002

				38,617,109

Equipment Leasing–0.37%

Delos Aircraft Inc., Term Loan 2	4.75%	04/12/16	534	534,945

Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17	2,884	2,882,336

				3,417,281

See accompanying notes which are an integral part of this schedule.
                    Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)*	Value

Farming & Agriculture–0.22%

Wm. Bolthouse Farms, Inc.,
First Lien Term Loan	5.51%	02/11/16		$887	$891,140

Second Lien Term Loan	9.50%	08/11/16		1,091	1,097,182

					1,988,322

Financial Intermediaries–1.89%

Nuveen Investments, Inc.,
Extended Term Loan	5.97%	05/12/17		8,240	8,153,370

First Lien Term Loan	5.97%	05/13/17		2,217	2,186,392

RJO Holdings Corp.,
FCM Term Loan	6.24%	12/10/15		74	56,967

HoldCo Term Loan B	6.99%	12/10/15		3,463	2,626,258

Transfirst Holdings, Inc.,
PIK Second Lien Term Loan (c)	6.24%	06/15/15		1,532	1,435,648

Term Loan B	2.99%	06/15/14		2,846	2,769,748

					17,228,383

Food & Drug Retailers–2.87%

Alliance Boots Holdings Ltd. (United Kingdom),
Second Lien Term Loan	4.83%	07/05/16	GBP	6,400	8,993,606

Second Lien Term Loan	4.57%	07/11/16	EUR	2,224	2,515,760

Rite Aid Corp.,
Term Loan 5	4.50%	03/02/18		5,035	4,959,482

Term Loan B	1.99%	06/04/14		4,012	3,932,061

Roundy’s Supermarkets, Inc., Term Loan B	5.75%	02/13/19		3,487	3,477,241

Sprouts Farmers Markets Holdings, LLC, Incremental Term Loan	6.00%	04/20/18		994	985,222

Supervalu Inc., Term Loan B3	4.50%	04/28/18		1,270	1,253,063

					26,116,435

Food Products–1.91%

Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18		514	514,351

Farley’s & Sathers Candy Co., Inc., Term Loan	7.38%	03/30/18		2,323	2,296,639

Foodvest Ltd. (United Kingdom),
Term Loan B1	5.24%	09/23/15	EUR	465	513,487

Term Loan C2	6.08%	09/23/16	EUR	2,811	3,122,166

Pierre Foods, Inc.,
First Lien Term Loan	7.00%	09/30/16		6,290	6,317,228

Second Lien Term Loan	11.25%	09/29/17		930	938,662

Pinnacle Foods Finance LLC, Term Loan E	4.75%	10/17/18		3,744	3,726,610

					17,429,143

Food Service–1.24%

Focus Brands, Inc., Term Loan B	6.26%	02/21/18		1,071	1,072,487

Landry’s, Inc., Term Loan B	6.50%	04/24/18		3,313	3,302,294

OSI Restaurant Partners, LLC,
Revolver Loan	2.60%	06/14/13		1,459	1,431,815

Term Loan B	2.56%	06/14/14		1,684	1,651,877

Restaurant Holding Co., LLC, Term Loan B	9.00%	02/17/17		577	578,965

Wendy’s International, Inc.,
Delayed Draw Term Loan (d)	0.00%	05/15/19		1,470	1,456,775

Term Loan B	4.75%	05/15/19		1,843	1,825,525

					11,319,738

Forest Products–0.85%

Ainsworth Lumber Co, Ltd. (Canada), Term Loan	5.25%	06/26/14		3,200	3,060,000

Cenveo Corp., Term Loan B	6.25%	12/21/16		3,799	3,787,704

Verso Paper Holdings LLC, PIK Term Loan (c)	6.88%	02/01/13		482	441,935

See accompanying notes which are an integral part of this schedule.
                    Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)*	Value

Forest Products–(continued)

Xerium Technologies, Inc., Term Loan B	5.50%	05/22/17		$503	$488,882

					7,778,521

Healthcare–5.84%

AMN Healthcare, Inc., Term Loan B	6.50%	04/05/18		1,546	1,555,759

CareStream Health, Inc., Term Loan B	5.00%	02/25/17		3,904	3,777,902

Community Health Systems, Inc., Extended Term Loan B	3.97%	01/25/17		833	816,307

DJO Finance LLC,
Extended Term Loan B2	5.24%	11/01/16		1,202	1,195,278

Term Loan B3	6.25%	09/15/17		4,770	4,734,893

Drumm Investors, LLC, Term Loan	5.00%	05/04/18		3,718	3,469,441

Genoa Healthcare Group, LLC, PIK Second Lien Term Loan (c)	14.00%	02/10/15		988	715,498

HCA, Inc.,
Extended Term Loan B2	3.72%	03/31/17		1,231	1,198,954

Extended Term Loan B3	3.49%	05/01/18		3,159	3,070,587

HCR Healthcare, LLC, Term Loan	5.00%	04/06/18		535	528,410

Health Management Associates, Inc., Term Loan B	4.50%	11/16/18		1,718	1,695,981

Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18		4,025	3,849,038

Kinetic Concepts, Inc.,
Term Loan	7.00%	05/04/18	EUR	4,988	6,232,833

Term Loan B	7.00%	05/04/18		6,015	6,075,044

Sun Healthcare Group Inc., Term Loan B	8.75%	10/15/16		998	974,322

Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17		1,156	1,103,902

Surgical Care Affiliates, Inc.,
Extended Revolver Loan (d)	0.00%	06/30/16		6,250	5,940,000

Extended Term Loan	4.47%	12/29/17		4,514	4,431,457

Vitalia Holdco S.a.r.l. (Switzerland), Second Lien Term Loan	9.39%	01/28/19	EUR	1,500	1,766,506

					53,132,112

Home Furnishings–1.68%

Hunter Fan Co.,
Second Lien Term Loan	6.99%	10/16/14		6,789	5,660,724

Term Loan	2.74%	04/16/14		1,417	1,330,773

National Bedding Co., LLC, Second Lien Term Loan	5.25%	02/28/14		3,458	3,443,644

Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17		939	930,336

Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19		3,943	3,929,731

					15,295,208

Industrial Equipment–2.11%

Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18		1,802	1,787,513

Grede LLC, Term Loan B	7.00%	04/03/17		2,789	2,766,075

Hupah Finance Inc., Term Loan B	6.25%	01/21/19		2,169	2,182,074

Husky Injection Molding Systems Ltd., Term Loan B	6.50%	06/29/18		1,368	1,363,789

Mold-Masters (2007) Ltd. (Canada), Extended Term Loan B	5.00%	10/11/16		3,418	3,387,976

Rexnord LLC, Term Loan B	5.00%	04/01/18		1,603	3,221,284

Unifrax Corp.,
Term Loan	6.50%	11/28/18		2,186	2,207,607

Term Loan	7.50%	11/28/18	EUR	1,878	2,321,522

					19,237,840

Insurance–0.80%

Alliant Holdings I, Inc., Term Loan D	6.75%	08/21/14		1,003	1,012,554

HMSC Corp., Second Lien Term Loan	5.74%	10/03/14		1,750	1,093,750

Sedgwick CMS Holdings, Inc.,
Second Lien Term Loan	9.00%	05/26/17		1,600	1,594,672

Term Loan	5.00%	12/31/16		1,638	1,632,287

USI Holdings Corp., Incremental Term Loan	7.00%	05/05/14		1,950	1,953,666

					7,286,929

See accompanying notes which are an integral part of this schedule.
                    Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)*	Value

Leisure Goods, Activities & Movies–1.90%

24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16		$3,781	$3,772,966

Alpha D2 Ltd. (United Kingdom), Term Loan B	5.75%	04/28/17		4,548	4,550,881

Fender Musical Instruments Corp.,
Delayed Draw Term Loan	2.49%	06/09/14		65	63,642

Term Loan B	2.49%	06/09/14		129	125,958

IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16		552	550,970

Sabre Holdings Corp., Extended Term Loan	5.99%	12/29/17		6,430	6,080,496

Vue Entertainment Investment Ltd. (United Kingdom), Term Loan B	6.00%	12/21/17	GBP	1,375	2,114,770

					17,259,683

Lodging & Casinos–7.77%

Boyd Gaming Corp.,
Extended Revolver Loan (e)	—	12/17/15		2,080	2,254,684

Revolver Loan	6.00%	12/17/15		336	338,591

Caesars Entertainment Operating Co.,
Extended Term Loan B6	5.49%	01/28/18		29,621	26,214,467

Incremental Term Loan B4	9.50%	10/31/16		489	495,297

Cannery Casino Resorts, LLC,
Delayed Draw Term Loan	4.49%	05/17/13		2,505	2,472,268

Second Lien Term Loan	4.49%	05/18/14		2,500	2,350,000

Term Loan B	4.49%	05/17/13		3,913	3,861,749

Full Moon Holdco 3 Ltd. (United Kingdom),
Term Loan G (Acquired 04/23/12; Cost $21,610) (d)	0.00%	09/28/12	GBP	13	20,237

Term Loan G (Acquired 03/09/12-04/23/12; Cost $7,334,012)	9.98%	09/28/12	GBP	4,676	7,062,637

Tranche B Term Loan	4.92%	09/05/14	GBP	5,110	6,195,406

Tranche C Term Loan	5.35%	09/04/15	GBP	5,110	6,234,784

Golden Nugget, Inc.,
PIK Delayed Draw Term Loan (c)	3.24%	06/30/14		230	220,859

PIK Term Loan B (c)	3.24%	06/30/14		400	383,477

Regency Entertainment S.A. (Greece), Term Loan (Acquired 12/22/11; Cost $5,537,250)	4.64%	12/22/16	EUR	19,093	5,311,530

Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18		2,231	2,214,254

Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15		5,067	5,089,442

					70,719,682

Nonferrous Metals & Minerals–0.63%

Arch Coal Inc., Term Loan B	5.75%	05/16/18		3,794	3,698,746

Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19		2,053	2,062,109

					5,760,855

Oil & Gas–4.33%

Abbot Group Ltd. (United Kingdom),
Term Loan B1	5.79%	03/15/16		161	133,520

Term Loan B2	5.79%	03/18/16		3,535	2,924,859

Term Loan C1	6.04%	03/15/17		57	47,810

Term Loan C2	6.04%	03/20/17		2,850	2,372,935

Term Loan C3	6.04%	03/20/17		988	822,613

Buffalo Gulf Coast Terminals LLC, Term Loan B	7.50%	10/31/17		5,243	5,262,223

CCS Corp., (Canada), Term Loan B	3.24%	11/14/14		5,993	5,777,146

Chesapeake Energy Corp., Term Loan	8.50%	12/02/17		3,265	3,211,645

Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15		656	661,886

Crestwood Holdings LLC, Term Loan B	9.75%	03/26/18		2,892	2,917,305

Delek Benelux B.V. (Netherlands),
Term Loan B1A	2.89%	08/10/15	EUR	721	814,503

Term Loan B1B	2.89%	08/10/15	EUR	161	181,527

Term Loan B1C	2.89%	08/10/15	EUR	193	218,561

Term Loan C1A	3.64%	08/08/16	EUR	721	810,047

Term Loan C1B	3.64%	08/08/16	EUR	161	180,534

Term Loan C1C	3.64%	08/08/16	EUR	193	217,365

See accompanying notes which are an integral part of this schedule.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)*	Value

Oil & Gas–(continued)

EP Energy LLC, Term Loan B	6.50%	04/24/18		$1,741	$1,748,633

NGPL PipeCo LLC, Term Loan B	6.75%	05/15/17		4,915	4,812,592

Obsidian Natural Gas Trust (United Kingdom), Term Loan	7.00%	11/02/15		1,562	1,569,660

Western Refining, Inc., Term Loan B	7.50%	03/15/17		2,240	2,248,387

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14		2,468	2,469,191

					39,402,942

Publishing–4.24%

Clarke American Corp.,
Revolver Loan (d)	0.00%	06/28/13		1,878	1,676,458

Term Loan B	2.77%	06/30/14		2,033	1,865,115

Gatehouse Media Operating, Inc.,
Delayed Draw Term Loan	2.24%	08/28/14		301	95,118

Term Loan B	2.24%	08/28/14		806	255,032

Knowledgepoint360 Group, LLC,
First Lien Term Loan	3.72%	04/14/14		918	812,722

Second Lien Term Loan	7.47%	04/13/15		2,000	1,500,000

Medianews Group, Term Loan	8.50%	03/19/14		1,170	1,133,498

Merrill Communications, LLC,
PIK Second Lien Term Loan (c)	12.13%	11/15/13		5,210	4,498,228

Term Loan	7.75%	12/24/12		3,856	3,653,534

Newsday LLC, Term Loan	6.72%	08/01/13		2,333	2,345,968

Tribune Co., Term Loan B (f)(g)	5.25%	06/04/14		29,437	19,140,973

Yell Group PLC, Term Loan B1	3.99%	07/31/14		5,424	1,594,296

					38,570,942

Radio & Television–9.04%

AR Broadcasting, LLC, Term Loan	5.48%	02/15/18		433	357,022

Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17		428	429,593

Clear Channel Communication,
Term Loan A	3.64%	07/29/14		4,937	4,429,598

Term Loan B	3.89%	01/29/16		20,676	16,176,367

Granite Broadcasting Corp., Term Loan B	8.50%	05/23/18		2,581	2,555,381

Harron Communications Corp., Term Loan B	5.50%	10/06/17		1,146	1,150,097

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16		609	610,930

Intelsat Jackson Holdings S.A., Term Loan B	5.25%	04/02/18		4,907	4,881,512

Lavena Holding 4 GmbH (Germany), Revolver Loan	3.09%	03/06/15	EUR	12,694	12,910,525

Multicultural Radio Broadcasting, Inc., Term Loan	3.52%	12/18/12		1,259	1,164,885

Newport Television LLC, Term Loan B	9.00%	09/14/16		2,201	2,209,607

Raycom TV Broadcasting, Inc., Term Loan B	4.50%	05/31/17		3,087	3,071,366

Tyrol Acquisitions (France),
Revolver Loan (d)	0.00%	01/31/14	EUR	900	904,191

Revolver Loan	2.10%	01/31/14	EUR	1,100	1,105,122

Second Lien Term Loan	3.64%	07/29/16	EUR	2,960	2,715,037

Second Lien Term Loan	6.14%	07/29/16	EUR	4,130	3,787,901

Term Loan C	2.64%	01/29/16	EUR	1,500	1,571,475

Univision Communications Inc., Extended Term Loan	4.49%	03/31/17		24,213	22,259,755

					82,290,364

Retailers (except Food & Drug)–2.45%

Academy, Ltd., Term Loan	6.00%	08/03/18		2,272	2,280,923

Amscan Holdings, Inc., Term Loan B	6.75%	12/04/17		3,282	3,294,142

Claire’s Stores, Inc., Term Loan B	3.06%	05/29/14		3,955	3,692,040

Educate, Inc., Term Loan	8.51%	06/16/14		489	486,353

Guitar Center Inc., Extended Term Loan	5.73%	04/10/17		4,527	4,255,575

J. Crew Operating Corp., Term Loan B	4.75%	03/07/18		5,088	4,974,031

See accompanying notes which are an integral part of this schedule.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)*	Value

Retailers (except Food & Drug)–(continued)

Neiman Marcus Group, Inc., Term Loan	4.75%	05/16/18		$413	$406,394

Salsa Retail Holding Debtco 1 S.a r.l. (Germany), PIK Term Loan B (c)	7.25%	02/08/18	EUR	2,005	1,984,970

Toys ‘R’ Us-Delaware, Inc., Term Loan B3	5.25%	05/25/18		959	912,270

					22,286,698

Steel–0.15%

Tube City IMS Corp., Term Loan	5.75%	03/20/19		1,353	1,354,593

Surface Transport–0.41%
Avis Budget Car Rental, LLC, Incremental Term Loan	6.25%	09/22/18		1,400	1,402,789

JHCI Acquisition, Inc., First Lien Term Loan	2.74%	06/19/14		2,447	2,314,322

					3,717,111

Telecommunications–6.12%

Avaya, Inc., Extended Term Loan B3	4.97%	10/26/17		5,592	4,955,906

Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16		4,395	3,687,691

Fibernet (Bulgaria),
Term Loan B (Acquired 08/29/07; Cost $972,882) (f)(g)	0.00%	12/20/14		980	0

Term Loan C (Acquired 08/29/07; Cost $972,882) (f)(g)	0.00%	12/20/15		980	0

Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19		3,143	3,149,513

Global Tel*Link Corp., Term Loan B	6.00%	12/14/17		4,245	4,241,035

Level 3 Communications, Inc.,
Term Loan B2	5.75%	09/03/18		3,283	3,265,535

Term Loan B3	5.75%	08/31/18		10,153	10,098,801

MetroPCS Wireless, Inc., Term Loan B	4.00%	03/19/18		5,887	5,749,033

NeuStar, Inc., Term Loan B	5.00%	11/08/18		2,634	2,651,469

Securus Technologies Holdings, Inc., Term Loan	5.25%	05/31/17		1,884	1,877,851

Syniverse Technologies, Inc., Term Loan	5.00%	04/23/19		3,914	3,874,636

Tirol Finco B.V. (Austria),
Facility Term Loan B	3.14%	10/02/15	EUR	1,012	1,172,361

Facility Term Loan C	3.64%	10/03/16	EUR	962	1,121,355

TowerCo Finance LLC, Term Loan B	4.50%	02/02/17		677	678,465

U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17		3,037	2,873,834

West Corp., Revolver Loan (d)	0.38%	01/29/16		2,427	2,184,247

Wind Telecomunicazioni S.p.A. (Italy), Term Loan B1 (e)	—	11/27/17	EUR	4,000	4,117,547

					55,699,279

Utilities–3.28%

Bicent Power, LLC, Second Lien Term Loan	9.25%	12/31/14		4,959	89,913

BRSP, LLC, Term Loan B	7.50%	06/04/14		4,368	4,397,981

Star West Generation LLC, Term Loan B	6.00%	05/17/18		6,139	5,985,543

Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.74%	10/10/17		9,193	5,361,162

Term Loan	3.74%	10/10/14		14,944	9,175,778

TPF Generation Holdings LLC, Second Lien Term Loan C	4.72%	12/15/14		4,981	4,873,202

					29,883,579

Total Variable Rate Senior Loan Interests					927,426,164

Notes–20.36%

Air Transport–0.69%

Air Lease Corp.	7.38%	01/30/19		5,504	5,669,120

Continental Airlines, Inc. (h)	6.75%	09/15/15		650	656,500

					6,325,620

See accompanying notes which are an integral part of this schedule.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)*	Value

Automotive–0.67%

Goodyear Tire & Rubber Co.	7.00%	05/15/22		$1,074	$1,688,423

Schaeffler Finance B.V. (Netherlands) (h)	8.50%	02/15/19		754	799,240

Schaeffler Finance B.V. (Netherlands) (h)	8.75%	02/15/19	EUR	2,800	3,566,067

					6,053,730

Cable & Satellite Television–2.20%

Cequel Communications, LLC (h)	8.63%	11/15/17		2,405	2,531,263

Charter Communications Operating LLC	7.00%	01/15/19		—	450

Telenet BidCo N.V. (Belgium)	6.38%	11/15/20	EUR	2,800	3,453,264

UPC Broadband Holdings, B.V. (Netherlands) (h)	9.75%	04/15/18	EUR	1,500	1,956,602

UPC Broadband Holdings, B.V. (Netherlands) (h)	6.38%	07/01/20	EUR	1,000	1,196,217

UPC Broadband Holdings, B.V. (Netherlands) (h)	8.38%	08/15/20	EUR	4,000	4,945,598

UPC Broadband Holdings, B.V. (Netherlands) (h)	7.25%	11/15/21		2,941	3,044,384

UPC Broadband Holdings, B.V. (Netherlands) (h)	6.88%	01/15/22		236	233,711

Ziggo Bond Co. B.V. (Netherlands)	8.00%	05/15/18	EUR	2,000	2,658,259

					20,019,748

Casinos & Gaming–0.09%

Chester Downs & Marina LLC (h)	9.25%	02/01/20		750	783,750

Chemicals & Plastics–0.15%

INEOS Holdings Ltd. (United Kingdom) (h)	8.38%	02/15/19		328	338,660

INEOS Holdings Ltd. (United Kingdom) (h)	7.50%	05/01/20		211	209,945

Taminco Global Chemical Corp. (h)	9.75%	03/31/20		761	783,830

					1,332,435

Containers & Glass Products–3.39%

Ardagh Glass Finance (Ireland) (h)	7.13%	06/15/17	EUR	5,000	5,702,893

Ardagh Glass Finance (Ireland) (h)	8.75%	02/01/20	EUR	4,000	4,679,773

Berry Plastics Group, Inc. (i)	4.34%	09/15/14		2,000	1,965,000

Berry Plastics Holding Inc. (i)	5.22%	02/15/15		6,456	6,425,334

Reynolds Group Holdings Inc. (h) (i)	7.75%	10/15/16		2,000	2,553,165

Reynolds Group Holdings Inc. (h)	7.88%	08/15/19		3,799	4,026,940

Reynolds Group Holdings Inc. (h)	9.88%	08/15/19		4,453	4,453,000

Reynolds Group Holdings Inc. (h)	6.88%	02/15/21		1,043	1,063,860

					30,869,965

Cosmetics & Toiletries–0.52%

Ontex IV S.A. (Netherlands)	7.50%	04/15/18	EUR	4,000	4,760,138

Financial Intermediaries–0.42%

Royal Bank of Scotland Group PLC (United Kingdom)	7.65%	09/30/31		5,000	3,862,500

Food Products–0.14%

Post Holdings Inc. (h)	7.38%	02/15/22		1,203	1,230,067

Forest Products–0.24%

Verso Paper Holdings, LLC (h)	11.75%	01/15/19		2,192	2,202,960

Healthcare–1.70%

Accellent Inc.	8.38%	02/01/17		2,297	2,291,257

Accellent Inc.	10.00%	11/01/17		2,706	2,185,095

Apria Healthcare Group, Inc.	11.25%	11/01/14		6,167	6,351,667

Community Health Systems, Inc.	8.00%	11/15/19		1,863	1,914,233

DJO Finance LLC	8.75%	03/15/18		1,754	1,775,925

Kindred Healthcare, Inc.	8.25%	06/01/19		1,094	965,455

					15,483,632

See accompanying notes which are an integral part of this schedule.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)*	Value

Home Furnishings–0.19%

Targus Group International, Inc., PIK (Acquired 12/16/09-12/14/10; Cost $5,052,985) (c)(h)(j)	10.00%	12/15/15		$1,694	$1,694,195

Leisure Goods, Activities & Movies–1.08%

Corleone Capital Ltd. (United Kingdom)	9.00%	08/01/18	GBP	6,656	9,873,545

Oil & Gas–1.47%

Coffeyville Resources LLC (h)	9.00%	04/01/15		4,161	4,452,270

NGPL PipeCo LLC (h)	9.63%	06/01/19		1,059	1,093,417

Seadrill Ltd. (Bermuda)	6.50%	10/05/15		7,700	7,796,250

					13,341,937

Radio & Television–0.71%

CET 21 spol s.r.o. (Czech Republic)	9.00%	11/01/17	EUR	5,000	6,475,643

Rail Industries–1.10%

Channel Link Enterprises Finance PLC (United Kingdom)	2.35%	06/20/12	GBP	3,000	4,300,910

Channel Link Enterprises Finance PLC (United Kingdom)	3.00%	06/30/12	EUR	5,000	5,749,258

					10,050,168

Surface Transport–1.62%

Avis Budget Car Rental, LLC	8.25%	01/15/19		868	898,380

Nobina Europe A.B. (Sweden)	9.13%	08/01/12	EUR	12,769	13,894,645

					14,793,025

Telecommunications–2.45%

Goodman Networks, Inc. (h)	12.13%	07/01/18		3,960	4,024,350

Matterhorn Mobile S.A. (Luxembourg)	8.25%	02/15/20	EUR	5,000	6,290,183

Paetec Holding Corp.	8.88%	06/30/17		462	497,805

Wind Telecomunicazioni S.p.A. (Italy) (h)	11.75%	07/15/17	EUR	4,000	4,311,875

Wind Telecomunicazioni S.p.A. (Italy) (h)	7.25%	02/15/18		447	384,420

Wind Telecomunicazioni S.p.A. (Italy) (h)	7.38%	02/15/18	EUR	4,000	4,154,303

Windstream Corp.	7.50%	06/01/22		2,709	2,641,275

					22,304,211

Utilities–1.53%

Calpine Corp. (h)	7.25%	10/15/17		1,073	1,137,380

Calpine Corp. (h)	7.50%	02/15/21		1,089	1,143,921

Calpine Corp. (h)	7.88%	01/15/23		1,985	2,109,219

NRG Energy, Inc. (h)	7.63%	05/15/19		9,700	9,530,250

					13,920,770

Total Notes					185,378,039

Structured Products–4.38%

ACA CLO 2005-1 Ltd. (h)(i)	5.47%	10/15/17		3,500	3,161,934

Apidos Cinco CDO Ltd. (i)	4.72%	05/14/20		930	658,006

Apidos Quattro CDO Ltd. (h)(i)	4.07%	01/20/19		631	442,078

Ares XI CLO, Ltd. (h)(i)	3.47%	10/11/21		792	585,202

Atrium IV CDO Corp. (h)	9.18%	06/08/19		328	286,194

Banc of America Large Loan (h)(i)	1.99%	11/15/13		9,446	8,838,675

Centurion CDO 15 Ltd. (h)(i)	2.72%	03/11/21		2,750	1,941,308

Clear Lake CLO 2006-1A Ltd. (h)(i)	1.92%	12/20/20		3,000	1,980,073

Columbus Nova CLO Ltd. (h)(i)	4.07%	05/16/19		1,747	1,155,232

Flagship CLO VI (i)	5.22%	06/10/21		3,085	2,121,948

Flagship CLO VI (h)(i)	5.22%	06/10/21		922	634,472

Four Corners CLO II, Ltd. (h)(i)	2.32%	01/26/20		209	152,539

Four Corners CLO II, Ltd. (h)(i)	2.32%	01/26/20		70	51,090

See accompanying notes which are an integral part of this schedule.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Structured Products–(continued)

Genesis CLO 2007-1 Ltd. (h) (i)	6.97%	10/10/14	$2,713	$2,462,358

Halcyon Loan Investors CLO II, Ltd. (h)(i)	4.07%	04/24/21	2,121	1,431,188

ING Investment Management CLO III, Ltd. (h)(i)	3.97%	12/13/20	1,842	1,181,164

ING Investment Management CLO IV, Ltd. (h)(i)	4.72%	06/14/22	395	271,191

Madison Park Funding IV Ltd. (h)(i)	4.07%	03/22/21	3,361	2,317,034

Pacifica CDO VI, Ltd. (h)(i)	4.22%	08/15/21	1,538	996,065

Sierra CLO II Ltd. (i)	3.97%	01/22/21	1,696	1,121,042

Silverado CLO 2006-II Ltd. (h)(i)	4.22%	10/16/20	2,050	1,406,529

Symphony CLO IX, Ltd. (h)	5.37%	04/16/22	5,126	4,326,344

Symphony CLO VIII, Ltd. (h)(i)	6.33%	01/09/23	2,790	2,353,981

Total Structured Products				39,875,647

	Shares
Common Stocks & Other Equity Interests–2.44%

Building & Development–0.16%

Axia Acquisition Corp. (h)(k)	101	251,400

Building Materials Holding Corp. (h)(k)	512,204	614,645

Lake at Las Vegas Joint Venture, LLC Class A (Acquired 07/15/10; Cost $24,140,508) (h)(k)	2,339	—

Lake at Las Vegas Joint Venture, LLC Class B (Acquired 07/15/10; Cost $285,788) (h)(k)	28	—

Lake at Las Vegas Joint Venture, LLC Class C, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)	117	—

Lake at Las Vegas Joint Venture, LLC Class D, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)	161	—

Lake at Las Vegas Joint Venture, LLC Class E, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)	180	—

Lake at Las Vegas Joint Venture, LLC Class F, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)	202	—

Lake at Las Vegas Joint Venture, LLC Class G, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h)(k)	229	—

Newhall Holding Co., LLC Class A (k)	235,259	290,074

Rhodes Home (k)	750,544	157,614

WCI Communities, Inc. (k)	1,830	128,100

		1,441,833

Chemicals & Plastics–0.49%

LyondellBasell Industries N.V. (Netherlands) Class A (k)	107,147	4,228,020

Metokote Corp. Wts., expiring 11/22/23 (Acquired 12/05/11-05/22/12; Cost $0) (h)(k)	201	208,325

		4,436,345

Conglomerates–0.06%

Euramax International, Inc. (h)(k)	1,870	542,242

Cosmetics & Toiletries–0.12%

Marietta Intermediate Holding Corp. (Acquired 07/13/07; Cost $2,591,511) (h)(k)	1,641,483	1,083,379

Marietta Intermediate Holding Corp. Wts., expiring 02/20/19 (Acquired 07/12/07; Cost $0) (h)(k)	413,194	—

		1,083,379

Financial Intermediaries–0.00%

RJO Holdings Corp. (h)(k)	2,144	21,440

RJO Holdings Corp. Class A (h)(k)	1,142	571

RJO Holdings Corp. Class B (h)(k)	3,333	1,667

		23,678

Home Furnishings–0.05%

Targus Group International, Inc. (Acquired 12/16/09; Cost $0) (h)(j)(k)	62,413	450,622

Leisure Goods, Activities & Movies–1.15%

MEGA Brands, Inc. (Canada) (k)	30,040	186,723

Metro-Goldwyn-Mayer Inc. Class A (h)(k)	400,602	10,315,502

		10,502,225

See accompanying notes which are an integral part of this schedule.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

	Shares	Value

Lodging & Casinos–0.06%

Wembley, Inc. Class A (h)(k)	41,966	$499,395

Wembley, Inc. Class B (h)(k)	5,500	27,500

		526,895

Oil & Gas–0.22%

Vitruvian Exploration LLC (k)	76,400	2,043,700

Publishing–0.13%

Affiliated Media, Inc. (h)(k)	87,369	1,135,795

Endurance Business Media, Inc. Class A (h)(k)	4,753	47,531

SuperMedia, Inc. (h)(k)	7,080	18,337

		1,201,663

Radio & Television–0.00%

AR Broadcasting, LLC Wts., expiring 02/15/18 (Acquired 02/17/12; Cost $0) (h)(k)	213	—

Cumulus Media, Inc. Wts., expiring 06/29/19 (Acquired 01/14/10; Cost $0) (h)(k)	1,568	2,556

		2,556

Total Common Stocks & Other Equity Interests		22,255,138

Preferred Stock–0.01%

Financial Intermediaries–0.01%

RTS Investor Corp. (h)(k)	649	49,965

Time Deposit–0.31%

State Street Bank & Trust Co. ($2,824,434 par, 0.00% coupon, dated 05/31/12, to be sold on 06/01/12 at $2,824,434) (Cost $2,824,434)		2,824,434

TOTAL INVESTMENTS–129.36% (Cost $1,288,537,979)		1,177,809,387

OTHER ASSETS LESS LIABILITIES–(0.04)%		(332,894)

BORROWINGS–(29.32)%		(267,000,000)

NET ASSETS–100.00%		$910,476,493

Investment Abbreviations:

CDO	—	Collateralized Debt Obligation
CLO	—	Collateralized Loan Obligation
DIP	—	Debtor-in-possession
EUR	—	Euro
GBP	—	British Pound
LOC	—	Letter of Credit
PIK	—	Payment in Kind
Wts.	—	Warrants
See accompanying notes which are an integral part of this schedule.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.

(c)	All or a portion of this security is Payment-in-Kind.

(d)	All or a portion of this holding is subject to unfunded loan commitments. See Note 5.

(e)	This floating rate interest will settle after May 31, 2012, at which time the interest rate will be determined.

(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at May 31, 2012 was $19,864,802, which represented 2.18% of the Fund’s Net Assets.

(g)	The borrower has filed for protection in federal bankruptcy court.

(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2012 was $132,239,548, which represented 14.52% of the Fund’s Net Assets.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2012.

(j)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of May 31, 2012 was $2,144,817, which represented 0.24% of the Fund’s Net Assets. See Note 4.

(k)	Non-income producing securities acquired through the restructuring of senior loans.

*	Principal amounts are denominated in U.S. dollars unless otherwise noted.
See accompanying notes which are an integral part of this schedule.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2012
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
     Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

A.	Security Valuations — (continued)
of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

E.	Foreign Currency Translations — (continued)
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
F.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
G.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
     Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
     A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
     Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
     Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

G.	Swap Agreements — (continued)
having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
H.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

I.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

J.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

K.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

L.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
     The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2	– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
     The following is a summary of the tiered valuation input levels, as of May 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$918,030,568	$9,395,596	$927,426,164

Notes	—	183,683,844	1,694,195	185,378,039

Structured Products	—	39,875,647	—	39,875,647

Equity Securities	4,433,081	16,129,697	1,742,325	22,305,103

Time Deposits	—	2,824,434	—	2,824,434

	4,433,081	1,160,544,190	12,832,116	1,177,809,387

Foreign Currency Contracts*	—	12,185,365	—	12,185,365

Swap Agreements*	—	1,253,547	—	1,253,547

Total Investments	$4,433,081	$1,173,983,102	$12,832,116	$1,191,248,299

*	Unrealized appreciation.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 3 — Derivative Investments
Value of Derivative Instruments at Period-End
The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of May 31, 2012:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Credit risk	$1,253,547	$—

Currency risk	12,185,365	—

Effect of Derivative Instruments for the three months ended May 31, 2012
The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Foreign
	Currency	Swap
	Contracts*	Agreements*

Realized Gain (Loss)
Credit risk	$—	$1,352,879

Currency risk	(1,333,835)	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	—	(1,576,067)

Currency risk	15,637,725	—

Total	$14,303,890	$(223,188)

*	The average notional value of foreign currency contracts and swap agreements outstanding during the period was $223,748,787 and $135,233,333, respectively.

Open Foreign Currency Contracts
Settlement		Contract to				Notional	Unrealized
Date	Counterparty		Deliver		Receive	Value	Appreciation

06/18/12	State Street Bank	EUR	35,000,000	USD	45,976,700	$43,280,205	$2,696,495

06/18/12	Mellon Bank N.A.	EUR	45,000,000	USD	59,131,350	55,645,977	3,485,373

06/18/12	JPMorgan Chase Bank N.A.	EUR	50,000,000	USD	65,676,700	61,828,864	3,847,836

06/18/12	State Street Bank	GBP	28,000,000	USD	45,306,800	43,151,139	2,155,661

							$12,185,365

Currency Abbreviations:
EUR — Euro
GBP — British Pound Sterling
USD — U.S. Dollar
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

Open Credit Default Swap Agreements

					Implied
					Credit	Notional		Value
		Buy/Sell	Pay/Receive	Expiration	Spread	Value	Upfront	Unrealized
Counterparty	Reference Entity	Protection	Fixed Rate	Date	(a)	(000)	Payments	Appreciation

Goldman Sachs International	Peermont Global	Sell	3.50%	09/20/12	5.40%	$5,000	$—	$7,647

Goldman Sachs International	CDX.NA.HY.9	Sell	3.75%	12/20/12	3.02%	16,600	702,750	67,128

UBS	CDX.NA.HY.9	Sell	3.75%	12/20/12	3.02%	16,600	702,750	67,128

Goldman Sachs International	LCDX.NA.10	Sell	3.25%	06/20/13	1.81%	41,400	5,167,600	614,583

Goldman Sachs International	Gala Group Finance	Sell	4.15%	03/20/13	4.00%	5,000	—	7,267

UBS	CDX.NAHY.10	Sell	5.00%	06/20/13	3.31%	16,800	1,091,500	294,377

Goldman Sachs International	LCDX9	Sell	2.25%	12/20/12	1.20%	33,500	2,773,750	195,417

Total Credit Default Swap Agreements						$134,900	$10,438,350	$1,253,547

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
NOTE 4 — Investments in Other Affiliates
The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the three months ended May 31, 2012.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Interest/Dividend
	02/29/12	at Cost	from Sales	(Depreciation)	(Loss)	05/31/12	Income

Targus International Inc. — Note	$1,694,195	$—	$—	$—	$—	$1,694,195	$42,355

Targus International Inc. — Common Shares	$450,622	$—	$—	$—	$—	$450,622	$—

Total	$2,144,817	$—	$—	$—	$—	$2,144,817	$42,355

NOTE 5 — Unfunded Loan Commitments
As of May 31, 2012, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower		Principal Amount*		Value

Axia Acquisition Corp.	Revolver Loan		$348,226	$278,581

Bright Horizons Family Solutions, Inc.	Revolver Loan		3,000,000	2,972,610

Clarke American Corp.	Revolver Loan		1,878,385	1,676,458

Delta Air Lines, Inc.	Revolver Loan		2,000,000	1,966,260

General Motors Holdings	Revolver Loan		6,451,767	5,806,590

Lake at Las Vegas Joint Venture, LLC	Revolver Loan		64,152	69,353

Lake at Las Vegas Joint Venture, LLC	Term Loan		38,339	38,314

Realogy Corp.	Revolver Loan		3,544,142	3,018,439

Surgical Care Affiliates, Inc.	Revolver Loan		6,250,000	5,940,000

Full Moon Holdco 3 Ltd.	Term Loan	GBP	13,399	20,237

Tyrol Acquisitions	Revolver Loan	EUR	900,000	904,191

Wendy’s International, Inc.	Term Loan		1,470,428	1,456,775

West Corp.	Revolver Loan		2,426,942	2,184,247

				$26,332,055

Currency Abbreviations:
EUR — Euro
GBP — British Pound Sterling

*	Principal amounts are denominated in U.S. dollars unless otherwise noted.
                         Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 6 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2012 was $392,141,558 and $370,190,743, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$21,810,749

Aggregate unrealized (depreciation) of investment securities	(154,784,577)

Net unrealized appreciation of investment securities	$(132,973,828)

Cost of investments for tax purposes is $1,310,783,215.
NOTE 7 — Senior Loan Participation Commitments
The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.
     At the three months ended May 31, 2012, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value

Credit Suisse AG, Cayman Branch	$1,800,050	$1,620,045

Goldman Sachs Lending Partners LLC	1,370,000	1,233,000

Goldman Sachs Lending Partners LLC	450,012	405,011

Goldman Sachs Lending Partners LLC	2,831,705	2,548,534

Goldman Sachs Lending Partners LLC	2,426,942	2,184,247

Total	$8,878,709	$7,990,837

                         Invesco Van Kampen Dynamic Credit Opportunities Fund

Item 2. Controls and Procedures.
(a)	As of June 12, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 12, 2012, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Van Kampen Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date:	July 30, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date:	July 30, 2012

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date:	July 30, 2012

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.